1st Quarter Fiscal 2019 Earnings Slide Deck EXHIBIT 99.2

Safe-Harbor Statement This presentation contains forward-looking statements that are subject to risks and uncertainties and which reflect management’s current beliefs and estimates of future economic circumstances, industry conditions, Company performance, financial results and planned financing. You can find a discussion of many of these risks and uncertainties in the annual, quarterly and current reports that the Company files with the Securities and Exchange Commission. Investors should understand that a number of factors could cause future economic and industry conditions, and the Company’s actual financial condition and results of operations, to differ materially from management’s beliefs expressed in the forward-looking statements contained in this presentation. These factors include those outlined in the “Risk Factors” section of the Company’s most recent annual report on Form 10-K filed with the Securities and Exchange Commission, and investors are urged to review these factors when considering the forward-looking statements contained in this presentation. For these statements, the Company claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. For full financial statement information, please see the Company’s earnings release dated January 8, 2019.

First Quarter Summary Revenues decreased $12.5 million, or 10% Irrigation revenues decreased $14.0 million as a result of divestitures Infrastructure revenues increased 15% Operating income includes $4.0 million of Foundation for Growth costs Adjusted operating margin* improves from 5.0% to 5.4% Improvement in both Irrigation and Infrastructure segments Adjusted diluted EPS* increased 27% *Please see Reg G reconciliation of GAAP operating income, net earnings and earnings per share to adjusted figures at end of presentation.

First Quarter Financial Summary *Please see Reg G reconciliation of GAAP operating income, net earnings and earnings per share to adjusted figures at end of presentation.

Irrigation Segment *Please see Reg G reconciliation of GAAP operating income, net earnings and earnings per share to adjusted figures at end of presentation. Revenue decreased $14.0 million as a result of divestitures Excluding divestitures, North America revenue increased 5% Higher selling prices and more favorable product mix International revenue decreased $4.5 million FX changes account for $2.4 million of the decrease Improvement in Brazil offset by lower project revenues Divestitures have limited impact on operating income and support improvement in operating margin Improved margins in North America supported by price realization and a more favorable product mix Revenue decreased 15% over prior year Adjusted operating margin* improves to 9.0% Int’l NA

Infrastructure Segment Increased Road Zipper System® sales New accounting rules allow for revenue recognition of a portion of Richmond San-Rafael project in the quarter Lower sales of road safety products Adjusted operating income* increased 30% Improved margin mix due to higher Road Zipper System sales Lower operating expenses compared to the prior year *Please see Reg G reconciliation of GAAP operating income, net earnings and earnings per share to adjusted figures at end of presentation. Revenue increased 15% over prior year Adjusted operating margin* improves to 17.6%

Foundation for Growth Initiative – 2020 Objectives Financial Performance 11% to 12% operating margin Shareholder value creation External perception Fully leverage the global organization Viewed by customers as the innovation leader in core markets Culture and Health Highly engaged employees One common culture and identity © 2018 Lindsay Corporation

Foundation for Growth Workstreams  Strategic choices 6 Culture change & operating model 5 Culture assessment, aligning behaviors to strategy, improving global work processes Set strategic direction, portfolio assessment Commercial 1 Manufacturing 3 Sourcing 2 G&A Expense 4 Create value through channel optimization Center-led global strategic sourcing Productivity improvement opportunities, network optimization Integrate and leverage share services activities Margin improvement Cost Strategy and Culture

Foundation for Growth Progress to Date Portfolio assessment – completed divestitures Watertronics – pump systems Lakos – filtration systems SPF Engineering – engineering design firm Irrigation Specialists – Irrigation dealership Manufacturing footprint optimization Closed Omaha, NE infrastructure facility Consolidated activity into Lindsay, NE facility Value creation workstream progress Initiated centralization of shared services activities A number of initiatives moved to implementation phase Simplifying our business and improving our quality of earnings

Summary Balance Sheet

Summary of Cash Flow

Attractive Long-Term Market Drivers Water Conservation Alternative Fuels Increase Yields Improve Road Safety Population Growth Advancing Technology

Current Market Factors The 2018 Farm Bill was signed into law in December 2018. It continues many of the programs that were in the Agricultural Act of 2014, which expired in September 2018. USDA estimated average corn price at midpoint of $3.60 per bushel Net Farm Income projected to be $66.3 billion a 12% decrease from 2017 EPA 2019 ethanol production target levels modestly increase volume requirements Increased tax incentives provide additional support for capital investment Irrigation project markets continue to be active but timing remains variable Irrigation Infrastructure Five-year $305 billion U.S. highway bill enacted in December 2015 provides stability but does not increase funding levels American Road & Transportation Builders Association forecasts U.S. transportation construction spending to increase 4% in 2019 States are in the process of adopting new MASH testing standards for road safety products, with some adopting ahead of the dates required for federal reimbursement Road Zipper System gaining interest globally as a solution to traffic congestion and air quality

Capital Allocation – A Balanced Approach Allocation History (1) Includes marketable securities that were not included in the cash and cash equivalents balance on 8/31/07. (2) Other includes debt repayments, net cash sources/uses from note receivables, net investment hedges, stock compensation and related tax benefits. Targeted cash balance of $60-75 million, including international accounts To support cyclical and seasonal fluctuations in working capital and projected capital expenditures $115 million in Senior Notes maturing on 2/19/30 at annual interest rate of 3.82% The Company’s prioritization for cash use: Organic growth initiatives Capital expenditures - expected to be $15-20 million in fiscal 2019 Annual increases in dividends Synergistic acquisitions that leverage core capabilities Excess cash invested in opportunistic share repurchases Allocation Plan

Regulation G Reconciliation of GAAP to NON-GAAP Financial Measures LINDSAY CORPORATION AND SUBSIDIARIES RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES (Unaudited) The non-GAAP tables below disclose (a) the impact on diluted earnings per share of consulting fees, severance costs and loss from business divestitures, associated with the Company's Foundation for Growth Initiative ("FFG costs"), (b) the impact on operating income of FFG costs, and (c) the impact on segment operating income of FFG costs. Management believes adjusted net earnings, adjusted diluted earnings per share and adjusted operating income are important indicators of the Company’s business performance because they exclude items that may not be indicative of, or may be unrelated to, the Company’s underlying operating results, and provide a useful baseline for analyzing trends in the business. Non-GAAP measures used by the Company may differ from similar measures used by other companies, even when similar terms are used to identify such measures. These adjusted financial measures should not be considered in isolation or as a substitute for reported net earnings, diluted earnings per share and operating income. These non-GAAP financial measures reflect an additional way of viewing the Company’s operations that, when viewed with the GAAP results and the following reconciliations to the corresponding GAAP financial measures, management believes provides a more complete understanding of the Company’s business.

Regulation G Reconciliation of GAAP to NON-GAAP Financial Measures LINDSAY CORPORATION AND SUBSIDIARIES RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES (Unaudited) (Continued)